UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2018

BRIGGS & STRATTON CORPORATION
(Exact name of registrant as specified in its charter)

Wisconsin	1-1370	39-0182330
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

12301 West Wirth Street, Wauwatosa, Wisconsin 53222
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (414) 259-5333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

BRIGGS & STRATTON CORPORATION AND SUBSIDIARIES

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 15, 2018, the Board of Directors of Briggs & Stratton Corporation (the “Company”) unanimously elected Sara A. Greenstein as a director of the Company effective upon the conclusion of the board meeting held on August 15, 2018.  Ms. Greenstein was elected in anticipation of the planned retirement of James E. Humphrey from the Board effective as of the 2018 annual meeting of shareholders.  The size of the Board was increased to 10 directors in connection with Ms. Greenstein’s appointment and will revert to 9 directors following Mr. Humphrey's retirement.

Ms. Greenstein will serve as a member of the class of directors whose terms of office expire at the Company’s Annual Meeting of Shareholders in 2018. Effective as of October 1, 2018, Ms. Greenstein will be a member of the Finance Committee and the Nominating & Governance Committee.

Ms. Greenstein’s compensation for serving as a director, including the compensation plans that she is eligible to participate in, is described in the Summary of Director Compensation filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended on October 1, 2017.

There are no arrangements or understandings between Ms. Greenstein and any other person pursuant to which she was selected to serve as a director, nor does she have any familial relationship with any director or executive officer of the Company. There are not any transactions or relationships in which Ms. Greenstein has an interest requiring disclosure under Item 404(a) of Regulation S-K.

A copy of the press release announcing the election of Ms. Greenstein is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

BRIGGS & STRATTON CORPORATION AND SUBSIDIARIES

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
Exhibit No.     Description
99.1         Press Release dated August 15, 2018

BRIGGS & STRATTON CORPORATION AND SUBSIDIARIES

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIGGS & STRATTON CORPORATION
(Registrant)

Date: August 16, 2018	/s/ Kathryn M. Buono
Kathryn M. Buono
Vice President, General Counsel and Corporate Secretary
Duly Authorized Officer

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